UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Q & A

ING LifeStyle Portfolio Merger

1.              What changes are being proposed?

Effective October 26, 2009 the following ING LifeStyle Portfolios will be reorganized, merging with and into the following surviving funds:

Merging Portfolios (Acquired Portfolios)	Surviving Portfolios (Acquiring Portfolios)

ING LifeStyle Aggressive Growth Portfolio (S, S2 Class) ING LifeStyle Growth Portfolio (S, S2 Class)	ING Retirement Growth Portfolio (ADV Class)

ING LifeStyle Moderate Growth Portfolio (S, S2 Class)	ING Retirement Moderate Growth Portfolio (ADV Class)

ING LifeStyle Moderate Portfolio (S, S2 Class)	ING Retirement Moderate Portfolio (ADV Class)

ING LifeStyle Conservative Portfolio (S, S2 Class)	ING Retirement Conservative Portfolio (ADV Class)

2.              Why is the reorganization being recommended?

In light of recent market conditions, ING is seeking mutual funds for their Variable Contract platform that could help reduce and manage potential investment risk. In proposing each Reorganization, the investment advisers to the ING Funds sought to serve shareholder interests while accommodating the interests of ING-affiliated Participating Insurance Companies which comprise the Portfolios’ primary distribution channel. The investment advisers believe that the Surviving Portfolios, which primarily invest in passively managed index funds, would be compatible with the objectives of the Participating Insurance Companies, and thus, compared to the Merging Portfolios, would have greater prospects for long-term viability on the Variable Contract platforms.

In addition, the investment advisers also believe that as a result of each Reorganization, the surviving Portfolio will operate at lower expense ratios and provides exposure to many of the same asset classes.

3.              What are some of the primary considerations for making these changes?

•                  While each Merging Portfolio seeks growth of capital and a certain level of current income (with the exception of ING LifeStyle Aggressive Growth Portfolio, which seeks only growth of capital), each Surviving Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a certain level of risk;

•                  Unlike the Merging Portfolios, which have historically invested primarily in actively managed Underlying Funds, the Surviving Portfolios will invest primarily in Underlying Funds that are passively managed index funds;

•                  The net expenses for the Surviving Portfolios (after fee waivers and expense limits) are expected to decrease as a result of each applicable reorganization;

•                  ING Investments, LLC serves as the investment adviser to the Merging Portfolios and Directed Services LLC (“DSL”) serves as the investment adviser to the Surviving Portfolios.  Both ING Investments and DSL are indirect, wholly-owned subsidiaries of ING Groep, N.V.;

•                  Ibbotson Associates and ING Investment Management Co. serve as consultants to assist ING Investments in allocating the Merging Portfolios’ assets, while only ING Investment Management Co. serves as consultant to assist DSL in allocating the Surviving Portfolios’ assets.

4.              Why are we transitioning our asset allocation partnership from Ibbotson to ING Investment Management?

ING Investment Management has always done the tactical weighting for the ING LifeStyle Portfolios, while Ibbotson Associates had done the strategic weightings and fund selection.

Because the Surviving Portfolios will invest primarily in passively-managed index funds, a substantial number of which are sub-advised by ING Investment Management, the investment adviser does not believe that the additional consulting services provided by Ibbotson are needed.

5.              Under normal conditions, what is the difference in the target asset class mix?

The target asset allocations for the surviving ING Retirement Portfolios are the same as those of the ING LifeStyle Portfolios.  The ING LifeStyle Aggressive Growth Portfolio will be merged into the ING Retirement Growth Portfolio and the target asset allocation will reflect that of the surviving portfolio.

Portfolio	Equity Securities	Fixed-Income Securities
ING LifeStyle Conservative Portfolio	30%	70%
ING Retirement Conservative Portfolio	30%	70%
ING LifeStyle Moderate Portfolio	50%	50%
ING Retirement Moderate Portfolio	50%	50%
ING LifeStyle Moderate Growth Portfolio	65%	35%
ING Retirement Moderate Growth Portfolio	65%	35%
ING LifeStyle Aggressive Growth Portfolio	100%	0%
ING LifeStyle Growth Portfolio	75%	25%
ING Retirement Growth Portfolio	75%	25%

6.     How do the management fees and other expenses of the Merging Portfolios and Surviving Portfolios compare and what are they estimated to be after the Reorganization?

For detailed information about the Portfolios’ expenses, including each Portfolio’s management fees and distribution and shareholder service fees, please see the section titled “Expense Tables” and the tables titled “Annual Portfolio Operating Expenses” on pages 33-41 of the Proxy Statement/Prospectus.

The Reorganization of ING LifeStyle Conservative Portfolio into ING Retirement Conservative Portfolio

	ING LifeStyle Conservative Portfolio	ING Retirement Conservative Portfolio

	ADV Class:	ADV Class:
Gross Expenses	1.83%(1)	1.29%
Net Expenses	1.37%	0.94%

	Class I:	Class I:
Gross Expenses	1.08%(1)	0.79%
Net Expenses	0.77%	0.69%

	Class S:(2)	ADV Class:
Gross Expenses	1.33%(1)	1.29%
Net Expenses	1.02%	0.94%

	Class S2:(2)	ADV Class:
Gross Expenses	1.58%(1)	1.29%
Net Expenses	1.17%	0.94%

(1)   Includes 0.24% of non-recurring offering expense for the fiscal year ended December 31, 2008.

(2)   ING LifeStyle Conservative Portfolio’s Class S and Class S2 are proposed to be merged into ING Retirement Conservative Portfolio’s ADV Class.

The Reorganization of ING LifeStyle Moderate Portfolio into ING Retirement Moderate Portfolio

	ING LifeStyle Moderate Portfolio	ING Retirement Moderate Portfolio

	ADV Class:	ADV Class:
Gross Expenses	1.54%	1.20%
Net Expenses	1.39%	0.94%

	Class I:	Class I:
Gross Expenses	0.79%	0.70%
Net Expenses	0.79%	0.60%

	Class S:(1)	ADV Class:
Gross Expenses	1.04%	1.20%
Net Expenses	1.04%	0.94%

	Class S2:(1)	ADV Class:
Gross Expenses	1.29%	1.20%
Net Expenses	1.19%	0.94%

(1)   ING LifeStyle Moderate Portfolio’s Class S and Class S2 are proposed to be merged into ING Retirement Moderate Portfolio’s ADV Class.

The Reorganization of ING LifeStyle Moderate Growth Portfolio into ING Retirement Moderate Growth Portfolio

	ING LifeStyle Moderate Growth Portfolio	ING Retirement Moderate Growth Portfolio

	ADV Class:	ADV Class:
Gross Expenses	1.59%	1.17%
Net Expenses	1.44%	0.96%

	Class I:	Class I:
Gross Expenses	0.84%	0.67%
Net Expenses	0.84%	0.57%

	Class S:(1)	ADV Class:
Gross Expenses	1.09%	1.17%
Net Expenses	1.09%	0.96%

	Class S2:(1)	ADV Class:
Gross Expenses	1.34%	1.17%
Net Expenses	1.24%	0.96%

(1)   ING LifeStyle Moderate Growth Portfolio’s Class S and Class S2 are proposed to be merged into ING Retirement Moderate Growth Portfolio’s ADV Class.

The Reorganization of ING LifeStyle Growth Portfolio into ING Retirement Growth Portfolio and the Reorganization of ING LifeStyle Aggressive Growth Portfolio into ING Retirement Growth Portfolio

	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio	ING Retirement Growth Portfolio

	ADV Class:	ADV Class:	ADV Class:
Gross Expenses	1.63%	1.66%	1.17%
Net Expenses	1.48%	1.51%	0.99%

	Class I:	Class I:	Class I:
Gross Expenses	0.88%	0.91%	0.67%
Net Expenses	0.88%	0.91%	0.57%

	Class S:(1)	Class S:(1)	ADV Class:
Gross Expenses	1.13%	1.16%	1.17%
Net Expenses	1.13%	1.16%	0.99%

	Class S2:(1)	Class S2:(1)	ADV Class:
Gross Expenses	1.38%	1.41%	1.17%
Net Expenses	1.28%	1.31%	0.99%

(1)   Class S and Class S2 of ING LifeStyle Aggressive Portfolio and ING LifeStyle Growth Portfolio are proposed to be merged into ING Retirement Growth Portfolio’s ADV Class.